Investor Presentation

Q2 2009

Disclosure

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties, including, but not limited to: the need for and availability of additional financing and the Company’s access to capital; the future trading of the common stock of the Company; and the period of time for which the proceeds from future financings will enable the Company to fund its operations. Many important factors affect the ability to achieve the Company’s stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other companies in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the Forward-Looking Statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the Forward-Looking Statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any Forward-Looking Statements or to announce revisions to any of the Forward-Looking Statements.

Agenda

I. Introduction

II. Industry Overview

III. Business Overview

IV. Financials and Growth Strategy

Company Overview

- NF Energy Savings Corp of America (the "Company" or "NF Energy") (US OTCBB: NFES), is a leading provider of energy saving and emission reduction equipment and services for China's rapidly growing cogeneration sector
- The Company manufactures energy efficient flow control systems and wind cogeneration equipment and provides services to improve energy efficiency and reduce emissions
- The Company is a leading provider of flow control equipment to coal, hydro and nuclear cogeneration facilities in the domestic China market
  - ✓ NF Energy controls a 20%-30% market share in the rapidly growing thermal power device market
  - ✓ The Company also has a 10% market share in the hydro power device market







Investment Highlights

- **Leading Proprietary Flow Control Systems** — The Company owns a strong patent portfolio, enabling highly energy-efficient, large-dimension pipeline flow control systems
- **Consistent Growth and Profitability** — The Company grew revenue by 53% in 2008 to $15.8 million and generated a 23% net Income margin of $3.7 million
- **Extensive Contract Pipeline** — The Company has signed 47 contracts totaling $35.9 million, $21.5 million of which is expected to be completed in 2009
- **Well Established Market Position** — The Company has successfully deployed a large number of energy efficient flow control systems across numerous industries and is well recognized throughout China as a leader in its industry
- **Tightened Chinese Environmental Policies** — Future demand will be accelerated by higher domestic energy-saving standards
- **Preferential Government Subsidies** — 5% of China's RMB4 trillion economic stimulus package are earmarked for environmental projects
- **Investments in Wind Equipment Manufacturing** — New wind power manufacturing production facilities to come online in Q4 2009 to meet the demands of China's rapidly growing domestic wind market

Agenda

IV. Introduction

I. Industry Overview

IV. Business Overview

IV. Financials and Growth Strategy

China Power Consumption Growth

- Rapid GDP growth has driven China's power consumption growth for the past decade
- Conservative expectations show between 8.5% and 9.4% year-on-year power consumption growth from 2010 through 2015



(bn kWh)
%
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
18
16
14
12
10
8
6
4
2
0
1991 - 2000 CAGR: 8%
2001 - 2007 CAGR: 14%
2007 - 2010E CAGR: 7.7%
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Power consumption (LHS)
Power consumption growth (RHS)

Source: National Bureau of Statistics of China, China Electricity Council, State Grid Corp. of China, CEIC, Credit Suisse estimates

Installed Power Generation Capacity

China continues to expand its power generation capacity to support long-term economic growth

- China currently has 800GW of generation capacity, ranking the second largest installed capacity in the world behind the US
- China is expected to add 140GW of new power generation between now and 2010

Installed power generation capacity in China



(GW)
1000
900
800
700
600
500
400
300
200
100
0
2007 - 2010E CAGR: 9.6%
2001 - 2007 CAGR: 13.2%
1991 - 2000 CAGR: 8.6%
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009E

Source: National Bureau of Statistics of China, Credit Suisse estimates

China Power Consumption Growth

Rapid urbanization and growth in consumer income levels has driven per capita electrical consumption growth of 11% annually for the past decade

Per capita power consumption for residential use in China



(kWh)
300
250
200
150
100
50
0
1999 - 2007 CAGR of 11%
1999
2000
2001
2002
2003
2004
2005
2006
2007

Source: CEIC, Credit Suisse research

Cogeneration Distribution

Inefficient coal power currently makes up more than 75% of power generation capacity

- By the end of 2007, coal power generation contributed to 77.7% of China's installed capacity, versus 20.4% for hydropower, 1.2% for nuclear and 0.7% for wind and others

China's installed capacity mix – 2007



Wind and others 0.7%
Nuclear 1.2%
Hydro 20.4%
Coal 77.7%

Source: China Electric Council (CEC), Credit Suisse research

Power Generation Distribution

China's power generation facilities overwhelmingly depend on coal, although the share of "clean" coal facilities is expected to increase in the next decade

- Hydropower, nuclear and others are expected to gain more than 2% of the total power generation distribution mix, with nuclear power capacity share increasing by over 1.5x
- Wind power will be a key driver among the "others" category

China's installed capacity – 2010E


Hydro
22.3%
Nuclear
1.2%
Gas
2.0%
Coal
72.8%
Others
1.7%

Source: State Grid, Credit Suisse estimates

China's installed capacity – 2020E


Hydro
24.3%
3.1%
Gas
1.9%
Others
4.3%

Source: State Grid, Credit Suisse estimates

Equipment Suppliers to Benefit

To achieve China's targeted installed capacity growth, gross capacity additions (before small/inefficient units are shut down) are expected to be approximately 85GW for 2009E and 75GW for 2010E

China's power investment (grid, generation and total)



(RMB bn)
900
800
700
600
500
400
300
200
100
0
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Grid
Generation
Total

Source: NDRC, SGCC, Credit Suisse estimates

Coal Power Retrofit

In addition to adding new capacity, there is a renewed emphasis on shutting down small and inefficient operations and retrofitting others to increase efficiency and decrease emissions

- 95% of China's industrial boilers are coal fired and most of these boilers and coal cogeneration systems operate at 60% – 70% efficiency, compared to 90% internationally
  - ✓ NF Energy can significantly increase thermal efficiency through its retrofitting
- The boilers are mainly layer combustion; clockwise rotation chain boilers account for 60% of the total boilers and are usually small and highly inefficient
- As part of the 11th Five Year Plan (FYP), China plans to shut down 50GW of small and inefficient coal-fired power plants nationwide for replacement between 2006–2010E
- 10GW of small/inefficient replacement units are expected each year beyond 2010



South-to-North Water Diversion Project

Large national projects also demand large scale equipment from qualified equipment providers

- Originally conceived by Chairman Mao, the project will channel water from the country's longest river, the Yangtze, to three rivers in the north; the Yellow, Huai and Hai, whose basins are running dry
- Planned for completion in 2050, it will eventually divert 44.8bn m³ of water annually to the population centers of the drier north, with a network of over 3,000km pipes and a cost of over $62 billion
- **NF Energy recently supplied $1.7 million of flow control systems equipment for Phases I and II of the project's Central Route and expects to deliver additional product as the project progresses**


MONGOLIA
INNER MONGOLIA
Beijing
Tianjin
Miles
0
250
Central route
SOUTH KOREA
Yellow Sea
QINGHAI
Western routes
Han River
Eastern route
Shanghai
East China Sea
SICHUAN
Jinsha River
Yangtze River
TAIWAN
Three Gorges Dam (under construction)
CHINA
INDIA
Hong Kong
South China Sea
MYANMAR
VIETNAM
PHILIPPINES



NF energy

Agenda

IV. Introduction

IV. Industry Overview

I. Business Overview

IV. Financials and Growth Strategy

Company Overview

- NF Energy is a leading provider of energy saving flow control equipment to China's power generation and water transportation sectors
  - ✓ The Company controls 20% – 30% market share for thermal power devices and 10% market share for hydropower devices
  - ✓ 10% of the Company's products are exported
- The Company also provides energy efficiency and emission reduction services to large Chinese institutions through energy auditing and retrofitting
- NF Energy's new wind power equipment facility is coming online in Q4 2009 to meet the requirements of the rapidly growing domestic market



Revenue Breakdown

- 69% of 2008 revenue was generated from the production and sales of energy-saving valves, intelligent valves and flow control equipment
- 31% of 2008 revenue was generated from energy efficiency consulting and retrofitting services
- In 2009, product revenue as a % of total revenue is expected to increase

2008A Revenue Mix


BOT and services 31%
Flow control and other equipment 69%

2009E Revenue Mix


BOT and services 11%
Flow control and other equipment 89%

Flow Control Systems

Flow control system equipment regulates the transportation of water, oil, heat and gas and is the key factor in determining the efficiency in all pipeline systems

- NF Energy's flow control systems can reduce energy use by 20% and has been successfully installed in projects in throughout China, as well as internationally
- This technology was awarded "Number One Energy Saving Value of China" by the Chinese Energy Conservation Association
- In 2008, the Company completed orders for three sections of the "Redirect the Water from the Rivers in the South to the North Middle Section Jingshi Section Water Supply Engineering Project"


2008 Flow Control Systems
Others 9%
Water Supply 36%
Thermal Power 46%
Hydro Power 9%

Flow Control Systems – Thermal Power

In 2008, thermal power made up 46% of flow control sales

- NF Energy recently supplied $2.7m of flow control systems equipment for Phase III of the Guodian Zhejiang Beilun Power Plant, which is an important government project
- The valves are used in 2 x 1000MW ultra-supercritical coal-fired generating units, installed at the entrance and exit of water recovery condenser and recycle water cooling pipes to control the flow.
- The valves reduce 20% energy consumption by providing:
  - ✓ Two-way zero leakage seal device
  - ✓ Intelligence control of valves to open and close at any angle according to flow
  - ✓ Flow resistance minimization design



Flow Control Systems – Hydro Power

In 2008, hydro power made up 9% of flow control sales

- NF Energy's fluid control butterfly valves used in hydro power plants are China's most advanced
- Main advantages:
  - ✓ Double seals (soft seal and metal seal) are combined in one valve, one taking role of on/off operation and another stopping upstream flow during maintenance – Traditionally there are two valves working separately; the maintenance valve is installed at front end of pipeline and water evacuation is required before maintenance which consumes unnecessary time and cost
  - ✓ Saves half the time in opening and closing process by use of programming hydraulic system
  - ✓ The valves can open and close at any angle according to flow



Energy Consulting Services

Energy Efficiency and Emission Reduction Services target large factories, hospitals, school or other institutions to reduce energy use and emissions through energy auditing and efficiency planning

- China's 11th FYP (2005-2010) has set energy conservation and emission reduction targets to be achieved by local governments and industries and will invest no less than RMB 1 trillion to meet these goals by 2010
- The Government will reward enterprises according to the total savings from their energy-saving projects and the Central government has set aside RMB 7 billion to support the top 10 key energy saving projects
- Emission reduction is an important criterion in evaluating the performance of the leaders of local governments and large state owned enterprises
- NF Energy has teamed up with some of the leading companies in this field, including GE, Schneider Electric and Honeywell, to provide cutting edge comprehensive energy saving solutions to its clients

GE Schneider Electric Honeywell®

Energy Services – Fuxin Mining BOT Case Study

- **Purpose:** To remove and utilize the Methane in Fuxin coal mine to produce electricity
- **Background:** BOT project, NF Energy invested RMB14.1m for equipment including internal combustion engines, gas pipe lines, water cooling system, electrical system, transformers, automated monitoring system and other ancillary facilities
- **Construction time:** 4 months
- **Revenue split:** 80% to NF Energy
- **Term:** 3 years. After which the electric generation equipment reverts back to Fuxin Mining Bureau
- **Return:** Unlevered IRR of 18% – Company will explore leverage options on future projects

Project Economic Benefits	
Annual Electricity Output	25,200,000 kWh
Price	RMB0.29 / kWh
Annual Income	RMB7.3 m
- NF Energy	RMB5.8 m
- Fuxin Mining Bureau	RMB1.5 m
Total Income (3 years)	RMB21.9 m
- NF Energy	RMB17.4 m
- Fuxin Mining Bureau	RMB4.5 m

Coal Cogeneration Retrofit

NF Energy can significantly increase thermal efficiency of coal boilers through retrofitting

- 95% of China's industrial boilers are coal fired and most of these boilers and coal cogeneration systems achieve only 60% – 70% efficiency, compared to 90% internationally
  - ✓ NF Energy transforms these boilers into circulating fluidized bed boilers, which can combust low quality coal and also achieve higher thermal efficiency
  - ✓ Residual ash residue can be used as building materials
  - ✓ Upgrades produce significantly higher efficiency
  - ✓ Residual heat is reclaimed from the boiler and waste water





NF energy

Wind Cogeneration Equipment

Wind Energy equipment will be a sizable component of revenue for the Company going forward due to rapid growth in this industry

- Current products include hubs, forward engine room foundations, bearing seats, and principal axles for 1.5MW wind systems
- A new facility that is due to come online in 2009 will dramatically increase production capacity

Wind Turbine Hub



Wind Turbine Bearing Block



Wind Turbine Under Frame



NF energy

Intellectual Property and R&D

NF Energy's continued efforts have resulted in a portfolio of core Chinese patents on various components of the Company's proprietary flow control systems



- NF Energy currently has 11 patents and is in the process of applying for 2 additional patents
- The Company has 35 engineers
- **Certificate**
  - ✓ Det Norske Veritas Management System Certificate that certifies products conform to the Management System Standard ISO9001:2000



Experienced Executive Team

In addition to the highly experienced executive team, the Company is in the process of assembling a world class independent board of directors consisting of Chinese and international experts

- **Mr. Li Gang, Chairman and CEO**
  - ✓Formerly Director of Technology Innovation Department in Liaoning Planning and Economy Commission and Director of Economic Operation Department in Liaoning Economic and Trade Commission
  - ✓Deputy Director of China Energy Conservation Association
  - ✓Director commissioner of China Energy-saving Service Industry Committee
- **Mrs. Wang Lihua, Director and CFO**
  - ✓CFO of Liaoning EMC, one of three EMCs established by the World Bank
  - ✓Recommended by the World Bank to Chinese EMC Association as premier expert
- **Mr. Cui Jianwei, Vice President**
  - ✓Formerly Associate Professor in Thermal Engineering Department at Northeastern University and previously Chief Engineer of Shenyang Huaneng New Energy Development Co., Ltd.

Agenda

IV. Introduction

IV. Industry Overview

IV. Business Overview

I. Financials and Growth Strategy

Strong Financial Performance

NFES has demonstrated consistently strong margins and growth and expects this to continue over the coming years

US$ mm	**2007A**	**2008A**
Revenue	$10.3	$15.8
YOY Growth		53%
Gross Profit	3.4	4.4
Gross Profit Margin (%)	*33%*	*28%*
EBT	2.1	3.7
EBT Margin (%)	*20%*	*23%*
Net Income	2.1	3.7
Total Assets		$19.8
Shareholder Equity		$16.0

Note:
1. Balance sheet items are as of 3/31/2009

NF energy

Strong Pipeline

The Company has signed 47 contracts with a total value of $35.9 million, $21.5 million of which is to be completed in 2009

- Additional 9 contracts with total value of $27.1 million are under final stages of negotiation with some expected to be completed in 2009

US$ mm	1Q09	2Q09	3Q09	4Q09	Total
Flow control / other equipment	$2.8	$1.6	$4.7	$10.0	$19.1
BOT and services		$0.6	$0.9	$0.9	$2.4
Total	**$2.8**	**$2.2**	**$5.6**	**$10.9**	**$21.5**

Competitive Landscape

There are a limited number of competitors in the Company's industry given the high barriers to entry; all are domestic players and most were or are state owned enterprises

- Hubei Hongcheng General Machinery and SUFA Technology Industry are NF's primary competitors and both specialize in the engineering and manufacturing of flow control systems for hydro stations, dams, water transfer, power plants, and other related projects
  - ✓ Hubei Hongchen is listed on the Shanghai Stock Exchange (600566) with an LTM P/E of over 90x
  - ✓ SUFA Technology is listed on the Shenzhen Stock Exchange (000777) with an LTM P/E of over 95x

NF Energy Comps 2009-5-19

$MM (Except Per Share and Volume Data)

Company	Ticker	Market Cap	TEV	LTM Revenue	LTM EBITDA	LTM Net Income	TEV / Revenue	TEV / EBITDA	P/E
SUFA Technology Industry Co., Ltd.	SZSE:000777	$3,548.2	$3,459.4	$567.9	$52.9	$36.2	6.1x	65.4x	98.0x
Hubei Hongcheng General Machinery Co.Ltd	SHSE:600566	$877.0	$1,031.2	$213.0	$36.2	$8.4	4.8x	28.5x	104.4x
Watts Water Technologies, Inc.	NYSE:WTS	$797.5	$1,010.5	$1,410.3	$163.7	$36.3	0.7x	6.2x	22.0x
SmartHeat Inc.	NasdaqGM:HEAT	$130.6	$126.2	$35.8	$8.6	$6.9	3.5x	14.7x	18.9x
China Energy Recovery, Inc.	OTCBB:CGYV	$55.7	$46.6	$23.2	$1.7	$1.1	2.0x	27.4x	50.2x
						Average	3.4x	28.4x	58.7x
						Median	3.5x	27.4x	50.2x

NF energy

Listing History / Structure

- On November 30, 2006, Neng Fa affected a reverse merger with OTC listed Diagnostic Corporation of America, and changed the name to NF Energy saving Corporation of America (OTC:NFES)
- In April 2008, the Company raised $2.0 million in a private placement
- NFES has, since its public listing, lacked the necessary capabilities to communicate its story to public market investors
- As a result, the Company's stock historically had no liquidity and traded as low as below a 1.0x latest twelve months P/E despite its high level of profitability, rapid growth and industry of great interest to public investors
- With NFES' new active shareholder base, the Company will continue to earn more visibility and capital markets recognition for its accomplishments
- The Company previously announced its intentions to upgrade to a major trading exchange before the end of 2009